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                                                                    EXHIBIT 10.1


                       THIRD AMENDMENT TO CREDIT AGREEMENT


     This Third Amendment to Credit Agreement (the "THIRD AMENDMENT") dated as of April 29, 1999 is by and among BMC Industries Inc., a Minnesota corporation (the "BORROWER"), Bankers Trust Company, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity individually, the "AGENT") and as a Lender, The First National Bank of Chicago (as assignee of NBD Bank) as documentation agent and as a Lender and the several banks and other financial institutions signatory below.

                                R E C I T A L S:

     WHEREAS, the Borrower, the Agents and various lending institutions (the "LENDERS") are parties to an Amended and Restated Credit Agreement dated as of June 25, 1998 (as heretofore and hereafter amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), pursuant to which the Lenders have made and may hereafter make loans, advances and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Agents and the Majority Lenders delete SECTION 7.11 of the Credit Agreement (pursuant to which the Borrower affirmatively agreed to refinance, amend or otherwise modify that certain Credit Offer Letter between Buckbee-Mears Europe GmbH and Deutsche Bank AG (Stuttgart) dated September 30, 1994 such that the facility become an unsecured facility and to provide the related releases of security interests and Liens to the Agent) and amend the Credit Agreement in certain other respects as set forth herein and the Majority Lenders and the Agents are agreeable to the same, subject to the terms and conditions hereof;

     WHEREAS, this Third Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Third Amendment;

     NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings ascribed to them in the Credit Agreement.

     2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the conditions of this Third Amendment, the Credit Agreement is hereby amended as follows:

          (a) DEFINITION OF SUBSIDIARY. The definition of "Subsidiary" contained in SECTION 1.1 of the Credit Agreement is amended by deleting such definition in its entirety and inserting in lieu thereof the following new definition of "Subsidiary":

               "SUBSIDIARY": as to any Person, any corporation, partnership (limited or general), limited liability company, trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other subsidiaries of such Person or any combination thereof. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Borrower.

          (b) SECTION 7.11. SECTION 7.11 of the Credit Agreement is amended by deleting such Section in its entirety and inserting in lieu thereof the following:

          "7.11 INTENTIONALLY OMITTED."

     3. CONDITIONS PRECEDENT. Notwithstanding any other provision contained in this Third Amendment or any other document, the effectiveness of this Third Amendment is expressly conditioned upon


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the satisfaction of each matter set forth in this SECTION 3, all in form and substance acceptable to the Agent in its sole and absolute discretion:

          (a) THIRD AMENDMENT. The Agent shall have received a duly executed copy of this Third Amendment signed by the Borrower, the Agent and the Majority Lenders.

          (b) WARRANTIES AND REPRESENTATIONS. All of the warranties and representations of the Borrower contained in the Credit Agreement and in the other Loan Documents (including, without limitation, in this Third Amendment) shall be true and correct in all material respects on and as of the date first written above (except those representations and warranties made expressly as of a different date). The Borrower hereby represents and warrants that the execution, delivery and performance of this Third Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and this Third Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law). In furtherance of the foregoing, the Borrower hereby represents and warrants that as of the date first written above each of the conditions precedent contained in this SECTION 3 has been fully satisfied in accordance with the express terms thereof.

          (c) NO EVENT OF DEFAULT. Except as expressly waived herein, no Event of Default shall have occurred and be continuing as of the date first written above, or, will occur after giving effect to this Third Amendment in accordance with its terms.

          (d) NO LITIGATION. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against the Borrower or any Affiliate of the Borrower, or any officer, director, or executive of any thereof, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Third Amendment.

     4. LIMITATION OF THIRD AMENDMENT. The parties hereto agree and acknowledge that nothing contained in this Third Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Third Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with SECTION 11.1 of the Credit Agreement.

     5. COSTS, EXPENSES AND TAXES. Pursuant to SECTION 11.4 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Lenders and the Agent in connection with the preparation, execution and delivery of this Third Amendment including the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.

     6. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     7. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

     8. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purposes.

                                     * * * *

                            [Signature page follows]


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     IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the date first written above.


BMC INDUSTRIES INC.


By: /s/ Jeffrey J. Hattara
Name: Jeffrey J. Hattara
Title: Vice President of Finance and
       Administration, Chief Financial Officer


BANKERS TRUST COMPANY, in its individual capacity and as Administrative Agent


By: /s/ Robert R. Telesca
Name: Robert R. Telesca
Title: Assistant Vice President


THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity and as Documentation Agent


By: /s/ Jenny A. Gilpin
Name: Jenny A. Gilpin
Title: Vice President


U.S. BANK NATIONAL ASSOCIATION


By: /s/ David Shapiro
Name: David Shapiro
Title: Assistant Vice President


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


By: /s/ Mark H. Halldorson
Name: Mark H. Halldorson
Title: Officer


HARRIS TRUST AND SAVINGS BANK


By: /s/ Catherine C. Ciolek
Name: Catherine C. Ciolek
Title: Vice President


WACHOVIA BANK, N.A.


By: /s/ Frances W. Josephic
Name: Frances W. Josephic
Title: Vice President


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UNION BANK OF CALIFORNIA


By: /s/ Susan D. Biba
Name: Susan D. Biba
Title: Vice President


CREDIT AGRICOLE INDOSUEZ


By: /s/ Raymond A. Falkenberg
Name: Raymond A. Falkenberg
Title: Vice President, Manager


By: /s/ David Bouhl
Name: David Bouhl
Title: First Vice President,
       Managing Director